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                                                                EXHIBIT 10(hhh)

                      FIRST AMENDMENT TO OPERATING AGREEMENT OF
                            DETROIT ENTERTAINMENT, L.L.C.
                         A MICHIGAN LIMITED LIABILITY COMPANY

THIS FIRST AMENDMENT TO OPERATING AGREEMENT (the "First Amendment") is made and entered into as of the Closing Date, by and between CIRCUS CIRCUS MICHIGAN, INC. a Michigan corporation ("Circus") and ATWATER CASINO GROUP, L.L.C., a Michigan limited liability company ("ACG"), with reference to the following:

A. Pursuant to that certain Operating Agreement of Detroit Entertainment, L.L.C., dated as of October 7, 1997 (the "Operating Agreement"), Circus and ACG formed Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Company").

B .    Atwater Entertainment Associates, L.L.C. ("AEA") and ZRX, L.L.C.
("ZRX") are the constituent members of ACG.

C. Circus is a subsidiary of Mandalay Resort Group (formerly known as Circus Circus Enterprises, Inc.) ("Mandalay").

D. In connection with the initial formation of the Company, Circus acquired a 45% Membership Interest in the Company.

E. As a consequence of the inability of certain members of AEA (the "Disqualified Members") to obtain Michigan gaming licenses, ACG, AEA and ZRX have requested that Circus purchase the membership interests of the Disqualified Members, with such transaction being structured so that (i) the ownership interest of AEA in ACG shall be appropriately reduced, (ii) the Membership Interest of ACG in the Company shall be appropriately reduced and
(iii) the ownership interest of Circus in the Company shall be appropriately increased.

F. As a consequence of such transactions, it is anticipated that the total Membership Interest of Circus in the Company will exceed 50%. As a consequence of the ownership by Circus by more than 50% of the total Membership Interest in Company, the Company may, for certain purposes, be deemed to be a subsidiary of Mandalay.

G. Pursuant to certain bond indentures and/or other covenants and agreements which may now or hereafter from time to time be binding upon Mandalay and/or its affiliates or subsidiaries, Mandalay and its affiliates or subsidiaries may be subject to certain restrictions affecting the ability of such Persons to directly or indirectly enter into certain types of financial or other transactions (the "Restrictive Covenants").

H. As a material part of the inducement to Circus to purchase the ownership interests of the Disqualified Members and to increase its Membership Interest in the Company above 50%, Circus has required, and ACG, AEA and ZRX have agreed, that the parties shall enter into this First Amendment.

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NOW, THEREFORE, as a material inducement to Circus to purchase the ownership interests of the Disqualified Members, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Notwithstanding anything to the Operating Agreement, ACG, AEA and ZRX agree and acknowledge that Circus is acquiring the ownership interests Disqualified Members as an accommodation to ACG, AEA and ZRX.

2. Notwithstanding anything to the contrary contained in the Operating Agreement (including, without limitation, the provisions of Sections 3.1, 3.11, and 4.04(d) thereof) and notwithstanding anything to the contrary which may now or hereafter be provided at law or in equity, in no event shall Circus or any Management Committee members appointed by Circus be obligated to agree or consent to any action, or to take or permit-to be taken, any action in connection with the management of the affairs of the Company (including without limitation, the ownership, operation, financing, refinancing and/or disposition of any assets of the Company) if, in the opinion of Circus, in its sole discretion, such action would constitute a violation of any Restrictive Covenant to which Mandalay or any of its subsidiaries or affiliates are parties, or by which they are bound, even though such proposed action might otherwise be deemed beneficial to the Company and/or to the other Member and/or its constituent members. By way of example and not by way of limitation, if Circus and the Committee Members appointed by Circus withhold their approval of a proposed refinancing pursuant to Section 4.04(d) of the Operating Agreement because Circus has determined that such refinancing would constitute a violation of a Restrictive Covenant to which Mandalay and/or its subsidiaries are bound, such disapproval shall not constitute a breach of any express or implied obligation of Circus (and/or its Affiliates or subsidiaries) to the Company or to the other Member, its constituent members and/or their constituent members.

3. Except as otherwise expressly set forth herein, any defined term used in this First Amendment shall have the same meaning as set forth in the Operating Agreement.

4. Except as amended or modified hereby, the Operating Agreement shall remain unmodified and in full force and effect.

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment as the date first set forth above.

DETROIT ENTERTAINMENT, L.L.C. MANAGEMENT COMMITTEE:


                     By:      THOMAS CELANI
                        ------------------------------------------------
                              Thomas Celani, appointee of Z.R.X., L.L.C.

                     By:      MARIAN ILITCH
                        ------------------------------------------------
                              Marian Ilitch, appointee of Z.R.X., L.L.C.

                     By:    Z.L.M. Corporation, appointee of Z.R.X., L.L.C.


                            By:    MARIAN ILITCH
                               ---------------------------------------------
                                   Marian Ilitch, Secretary and Treasurer
                                   Z.L.M. Corporation

                     By:    HERB J. STRATHER
                        --------------------------------------------
                            Herb J. Strather, appointee of
                            Atwater Entertainment Associates, L.L.C.

                     By:    DR. NELLIE VARNER
                        --------------------------------------------
                            Dr. Nellie Varner, appointee of
                            Atwater Entertainment Associates, L.L.C.

                     By:    LAURENCE P. DOSS
                        --------------------------------------------
                            Laurence P. Doss, appointee of
                            Atwater Entertainment Associates, L.L.C.

                     By:    PETER A. SIMON
                        --------------------------------------------
                            Peter A. Simon, appointee of
                            Circus Circus Michigan, Inc.

                     By:    DONALD R. GIVENS
                        --------------------------------------------
                            Donald R. Givens, appointee of
                            Circus Circus Michigan, Inc.


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                            By:    YVETTE E. LANDAU
                               --------------------------------------------
                                   Yvette E. Landau, appointee of
                                   Circus Circus Michigan, Inc.

                            By:    GREGG H. SOLOMON
                               --------------------------------------------
                                   Gregg H. Solomon, appointee of
                                   Circus Circus Michigan, Inc.

                            By:    DAVID R. BELDING
                               --------------------------------------------
                                   David R. Belding, appointee of
                                   Circus Circus Michigan, Inc.

                            By:    GLENN W. SCHAEFFER
                               --------------------------------------------
                                   Glenn W. Schaeffer, appointee of
                                   Circus Circus Michigan, Inc.


                               JOINDER
                               -------

ATWATER ENTERTAINMENT ASSOCIATES, L.L.C., a Michigan limited liability company and ZRX, L.L.C., a Michigan limited liability company, hereby join in the execution of the foregoing First Amendment, solely for the purposes of acknowledging that they have read, understand and agree to be bound by, the terms, covenants and provisions of the foregoing First Amendment.

ATWATER ENTERTAINMENT ASSOCIATES,         ENTERTAINMENT ZRX, L.L.C.,
L.L.C., a Michigan limited liability      a Michigan limited liability company
company

By:   HERBET J. STRATHER                      By:   THOMAS CELANI
   -------------------------------               ---------------------------
      Herbert J. Strather, Chairman                 Thomas Celani, President


By:   NELLIE M. VARNER                        By:   MICHAEL MALIK
   -------------------------------               ---------------------------
      Nellie M. Varner, Manager                     Michael Malik, Member


By:   LAWRENCE P. DOSS                        By:   MARIAN ILITCH
   -------------------------------               ---------------------------
      Lawrence P. Doss, Manager                     Marian Ilitch, Member


                                              By:   THOMAS CELANI
                                                 ---------------------------
                                                    Thomas Celani, Member

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